                            INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Current Report on Form 8-K, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports with respect to the audits of the partnerships listed in Attachment A for the year ended December 31, 1994, and to the inclusion in this Current Report on Form 8-K of our reports with respect to the audits of the partnerships listed in Attachment B and Attachment C for the years ended December 31, 1995 and 1996, respectively. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755), all filed with the Securities and Exchange Commission.

/s/ J. A. Plumer & Co., P.A.

J. A. PLUMER & CO., P.A.
Bethesda, Maryland
June 23, 1997

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                                     Attachment A
                  Audit Reports for the Year Ended December 31, 1994



                                                          Date of
                    Partnership                       Auditor's Report
-------------------------------------------------     -----------------

630 East Lincoln Avenue Associates                    January 24, 1995
Aspen Stratford Apartments Company B                  January 31, 1995
Aspen Stratford Apartments Company C                  February 1, 1995
Benjamin Banneker Plaza Associates                    January 31, 1995
Brightwood Limited Partnership                        January 10, 1995
Cambridge Heights Apartments, Ltd.                    February 15, 1995
Carter Associates Limited Partnership                 March 4,1995
Cherry Estates                                        January 18, 1995
Christopher Court Housing Company                     January 27, 1995
Concord Houses Associates                             March 7, 1995
Duke Manor Associates                                 February 14, 1995
Elderly Housing Associates Ltd. Partnership           January 25, 1995
Forest Apartments Associates                          February 16, 1995
Gate Manor Apartments, Ltd.                           January 30, 1995
Greenfield Apartments Limited Partnership             January 27, 1995
Greenfield North Apartments Limited Partnership       January 23, 1995
Haili Associates                                      February 6, 1995
Houston Aristocrat Apartments, Ltd.                   January 24, 1995
Kapuna Associates                                     February 6, 1995
Kinloch Urban East Housing                            February 10, 1995
Koolau Housing Associates                             February 6, 1995
Lakeview Arms Associates                              February 2, 1995
Lee-Hy Manor Associates Limited Partnership           February 8, 1995
Locust Park Associates                                February 1, 1995
Loring Towers Associates                              March 3, 1995
Mahoning Associates                                   January 31, 1995
Milliken Apartments Company                           February 1, 1995
Monument Street Limited Partnership                   February 8, 1995
Neighborhoods of the Universities Lock
   Street Apartments Company                          February 3, 1995
Oak Hollow South Associates                           February 21, 1995
Orchard Mews Associates                               February 15, 1995
Oxford Place Associates                               February 8, 1995
Pittsfield Neighborhood Associates                    March 9, 1995
Prince Street Towers Limited Partnership              February 6, 1995
Sencit-Lebanon Company                                January 20, 1995
St. Nicholas Associates                               February 20, 1995
Tamarac Pines, Ltd.                                   February 18, 1995
Tamarac Pines II, Ltd.                                February 9, 1995
Taunton Green Associates                              March 1, 1995
Taunton II Associates                                 February 24, 1995
Tompkins Terrace Associates                           February 23, 1995
Waipahu Associates                                    February 6, 1995
Washington Chinatown Associates                       February 15, 1995
Woodcrest Apartments, Ltd.                            January 16, 1995
Worcester Episcopal Housing Company                   February 23, 1995

                                     Attachment B
                  Audit Reports for the Year Ended December 31, 1995

                                                     Date of
          Partnership                            Auditor's Report
------------------------------------------       -----------------

630 East Lincoln Avenue Associates               January 16, 1996
Aspen Stratford Apartments Company B             February 2, 1996
Aspen Stratford Apartments Company C             January 29, 1996
Baisley Park Associates                          March 29, 1996
Benjamin Banneker Plaza Associates               January 24, 1996
Benton Square, Ltd                               February 18, 1996
Brightwood Limited Partnership                   January 16, 1996
Carter Associates Limited Partnership            March 7, 1996
Cherry Estates                                   February 8, 1996
Christopher Court Housing Company                January 30, 1996
Concord Houses Associates                        March 7, 1996
Duke Manor Associates                            February 12, 1996
Echelon Towers, Ltd.                             December 18, 1995
Elderly Housing Associates Ltd. Partnership      February 7, 1996
Ferncliff Limited Partnership                    March 12, 1996
Forest Apartments Associates                     February 7, 1996
Gate Manor Apartments, Ltd.                      January 23, 1996
Greenfield Limited Partnership                   March 11, 1996
Greenfield Apartments Limited Partnership        January 22, 1996
Greenfield North Apartments Limited Partnership  January 25, 1996
Greenfield North Limited Partnership             March 9, 1996
Haili Associates                                 February 6, 1996
Hollows Associates                               February 22, 1996
Houston Aristocrat Apartments, Ltd.              January 25, 1996
Kapuna Associates                                February 6, 1996
Kimberton Apartments Associates                  February 22, 1996
Kinloch Urban East Housing                       September 13, 1995
Koolau Housing Associates                        February 6, 1996
Lakeview Arms Associates                         February 14, 1996
Lee-Hy Manor Associates Limited Partnership      February 16, 1996
Locust Park Associates                           February 5, 1996
Loring Towers Associates                         March 15, 1996
Mahoning Associates                              February 5, 1996
Milliken Apartments Company                      January 18, 1996
Monument Street Limited Partnership              February 1, 1996
Neighborhoods of the Universities Lock
   Street Apartments Company                     January 26,1996
Oak Hollow South Associates                      February 19, 1996
Oak Park Limited Partnership                     March 12, 1996
Orchard Mews Associates                          February 14, 1996
Oxford Place Associates                          February 13, 1996
Pittsfield Neighborhood Associates               March 16, 1996
Portfolio Properties Fifteen Associates          March 12, 1996
Portfolio Properties Four Associates             March 11, 1996
Prince Street Towers Limited Partnership         February 12, 1996
Registry Square, Ltd.                            February 16, 1996
Sencit-Atlantic City Company                     February 26, 1996
Sencit-Lebanon Company                           January 2, 1996
St. Nicholas Associates                          February 12, 1996
Tamarac Pines, Ltd.                              February 13, 1996
Tamarac Pines II, Ltd.                           February 13, 1996
Taunton Green Associates                         February 28, 1996
Taunton II Associates                            February 16, 1996
The National Housing Partnership-II              March 14, 1996
Tompkins Terrace Associates                      February 19, 1996
Waipahu Associates                               February 6, 1996
Washington Chinatown Associates                  January 21, 1996
Windsor Apartments Associates                    February 16, 1996
Woodcrest Apartments, Ltd.                       January 19, 1996
Worcester Episcopal Housing Company              February 15, 1996

                                     Attachment C
                  Audit Reports for the Year Ended December 31, 1996


                                                    Date of
          Partnership                            Auditor's Report
--------------------------------------------     -----------------

630 East Lincoln Avenue Associates               January 24, 1997
Aspen Stratford Apartments Company B             February 24, 1997
Aspen Stratford Apartments Company C             February 6, 1997
Athens Arms Associates                           February 12, 1997
Benjamin Banneker Plaza Associates               January 24, 1997
Benton Square, Ltd                               February 21, 1997
Brightwood Limited Partnership                   January 31, 1997
Carter Associates Limited Partnership            February 12, 1997
Christopher Court Housing Company                February 18. 1997
Colonial Terrace I Associates                    February 12, 1997
Colonial Terrace II Associates                   February 12, 1997
Concord Houses Associates                        March 1, 1997
Duke Manor Associates                            February 12, 1997
Elderly Housing Associates Ltd. Partnership      January 24, 1997
Ferncliff Limited Partnership                    March 11, 1997
Forest Apartments Associates                     February 17, 1997
Gate Manor Apartments, Ltd.                      January 31, 1997
Greenfield Limited Partnership                   March 11, 1997
Greenfield Apartments Limited Partnership        January 17, 1997
Greenfield North Apartments Limited Partnership  January 27, 1997
Greenfield North Limited Partnership             March 11, 1997
Haili Associates                                 January 30, 1997
Hollows Associates                               February 19, 1997
Houston Aristocrat Apartments, Ltd.              January 27, 1997
Kapuna Associates                                January 30, 1997
Kimberton Apartments Associates                  February 12, 1997
Koolau Housing Associates                        January 30, 1997
Lakeview Arms Associates                         February 24, 1997
Lee-Hy Manor Associates Limited Partnership      February 16, 1997
Locust Park Associates                           February 22, 1997
Loring Towers Associates                         February 13, 1997
Milliken Apartments Company                      January 13, 1997
Monument Street Limited Partnership              February 7, 1997
Neighborhoods of the Universities Lock
   Street Apartments Company                     February 4, 1997
Oak Hollow South Associates                      February 14, 1997
Oak Park Limited Partnership                     March 12, 1997
Orchard Mews Associates                          January 14, 1997
Oxford Place Associates                          February 13, 1997
Pittsfield Neighborhood Associates               March 7, 1997
Portfolio Four Associates                        March 11, 1997
Prince Street Towers Limited Partnership         February 10, 1997
Registry Square, Ltd.                            February 21, 1997
Sencit-Lebanon Company                           January 30, 1997
St. Nicholas Associates                          January 29, 1997
Tamarac Pines II, Ltd.                           February 20, 1997
Tamarac Pines, Ltd.                              February 20, 1997
Taunton Green Associates                         February 15, 1997
Taunton II Associates                            February 3, 1997
The National Housing Partnership-II              March 22, 1997
Tompkins Terrace Associates                      February 25, 1997
Waipahu Associates                               January 30, 1997
Washington Chinatown Associates                  January 23, 1997
Windsor Apartments Associates                    February 12, 1997
Woodcrest Apartments, Ltd.                       January 15, 1997
Worcester Episcopal Housing Company              February 5, 1997